Strength in Balance. First Quarter 2015 April 28, 2015 UMB Financial Exhibit 99.3

Cautionary Notice about Forward-Looking Statements

This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,”
“estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-
tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations.
All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form
10-K for the year ended December 31, 2014, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-
K, or other applicable documents that are filed or furnished with the Securities and Exchange Commission (SEC).
Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature)
that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form
8-K, or other applicable document that is filed or furnished with the SEC.

Performance Highlights

Earnings Summary – 1Q 2015
$ in thousands, except per-share data; unaudited

1Q'15 1Q'14 4Q'14 vs. 1Q'14 vs. 4Q'14
Net Interest Income 90,358 $      85,445 $      90,914 $      5.7             (0.6)
Noninterest Income 125,207       122,964       115,248       1.8             8.6
Pre-Provision Net Revenue 215,565       208,409       206,162       3.4             4.6
Noninterest Expense 164,413       172,241       166,713       (4.5)            (1.4)
Income Before Provision & Taxes 51,152        36,168        39,449        41.4           29.7
Provision for loan losses 3,000          4,500          3,000          (33.3)          -
Income before Taxes 48,152        31,668        36,449        52.1           32.1
Income Tax Provision 14,387        8,255          9,509          74.3           51.3
Net Income 33,765 $      23,413 $      26,940 $      44.2           25.3
Diluted EPS 0.74 $         0.52 $         0.59 $         42.3 25.4
Dividends per share 0.235          0.225          0.235          4.4 0.0
WASO - diluted 45,437,654 45,382,692 45,465,760 0.1 (0.1)
% variance

Key Performance Metrics

1Q'15 4Q'14 3Q'14 2Q'14 1Q'14
ROAE 8.18% 6.47% 8.77% 8.77% 6.13%
ROAA 0.81% 0.66% 0.90% 0.89% 0.58%
Efficiency Ratio 75.67% 77.46% 72.25% 73.32% 79.67%
Net Interest Margin 2.46% 2.52% 2.53% 2.53% 2.39%
Noninterest Income % of revenue 58.1% 55.9% 59.1% 60.9% 59.0%
Avg. Loan/Deposit Ratio 56.3% 57.0% 55.9% 56.2% 50.8%
Assets Under Mgmt. (billions) 42.3 $  42.8 $   42.1 $   43.7 $   43.1 $
Tier 1 Capital Ratio 12.91%
*
13.29% 13.72% 13.81% 13.35%
Diluted EPS 0.74 $  0.59 $   0.78 $   0.76 $   0.52 $
*
Tier 1 Capital calculated under Basel III requirements beginning in 1Q’15.

Select Balance Sheet Items

$ in thousands, average balances; unaudited
vs. Mar '14 vs. Dec '14
Avg. Balance Avg. Balance Avg. Balance
Assets
Loans, net of unearned interest 7,470,101 $   3.49       6,678,932 $   3.58       7,320,930 $   3.49       11.8 2.0
Total securities 7,153,018      1.94       7,035,642 $   1.98       7,184,075 $   1.91       1.7 (0.4)
Total earning assets 15,765,321    2.56       15,438,211    2.48       15,150,747    2.61       2.1 4.1
Allowance for loan losses (76,574)         (74,997)         (77,527)         2.1 (1.2)
Total assets 16,831,955 $ 16,504,251 $ 16,231,622 $ 2.0 3.7
Liabilities and Shareholders' Equity
Interest-bearing deposits 7,602,258 $   0.16       7,968,400 $   0.16       7,446,164 $   0.16       (4.6) 2.1
Total interest-bearing liabilities 9,321,497      0.16       9,641,869      0.15       8,988,438      0.15       (3.3) 3.7
Noninterest-bearing demand deposits 5,660,893      5,167,513      5,403,856      9.5 4.8
Shareholders' Equity 1,674,761      1,547,722      1,651,969      8.2 1.4
Total liabilities and shareholders' equity 16,831,955 $ 16,504,251 $ 16,231,622 $ 2.0 3.7
Net interest spread 2.40 2.33 2.46
Net interest margin 2.46 2.39 2.52
% variance
March 31, 2015 March 31, 2014 December 31, 2014
Avg Yield
/ Rate %
Avg Yield
/ Rate %
Avg Yield
/ Rate %
Three Months Ended

Consistent Loan Growth 7 Average Loans & Loan Yields Average Loans Average Loan Yield $4.6 $5.1 $5.8 $6.7 $7.5 4.74% 4.31% 3.82% 3.58% 3.49%

Quality Credit Metrics
Net Charge-Offs
$000’s

Nonperforming Loans
$000’s
$3,737
$3,713
$3,985
$4,176
$1,661
0.23%
0.22%
0.23% 0.23%
0.09%
1Q'14 2Q'14 3Q'14 4Q'14 1Q'15
Net Charge-offs NCOs/Avg Loans
$30,153
$27,175
$32,662
$27,382
$29,187
0.45%
0.39%
0.46%
0.37%
0.39%
1Q'14 2Q'14 3Q'14 4Q'14 1Q'15
Nonperforming Loans NPLs/Loans

1
st
Quarter 2015
Average Balance, AFS:
$6.7 billion
Average Yield:
1.82%
Investment Mix
Securities Available for Sale
$6.8 billion at March 31, 2015
Agencies
High Quality Investment Portfolio

Corporates
Municipals
Mortgage-Backed Securities
Treasuries
AFS Portfolio Statistics
Roll off Purchased
($ millions)
Yield
($ millions)
Yield
2Q'14 $275 2.23% $560 1.35%
3Q'14 $244 1.98% $311 1.45%
4Q'14 $285 2.12% $382 1.55%
1Q'15 $333 2.02% $709 1.89%
Scheduled Cash Flow
2Q'15 $255 2.03%
Next 12 months
$1,268 1.57%
Securities Gains $ in thousands
1Q'14 1,470 $
2Q'14 2,569 $
3Q'14 26 $
4Q'14 62 $
1Q'15 7,336 $
Duration/Life
(in months)
at 03/31/15 at 12/31/14
Avg. Life Total 43.67 43.62
Duration Total 37.57 37.71
49.3%
30.2%
12.6%
6.3%
1.6%

Deposit Growth
Deposits & Percent of Free Funds
Average; $ billions

1Q 2015
Cost of Interest-Bearing Liabilities   0.16%
Including DDA   0.09%
$9.5
$11.6
$10.3
$13.1
$13.3
32.3%
38.7%
39.7%
39.3%
42.7%
$0.0
$2.5
$5.0
$7.5
$10.0
$12.5
Interest Bearing Non-Interest Bearing

Balance Sheet – Strong Capital Position
Tier 1 Capital Ratio vs. Industry
1Q 2015

Average Equity
($ billions)
Capital Ratio Trends
Industry Median as of 4Q14; Source: SNL Financial
*
*1Q’15 ratios calculated under Basel III requirements
11.92
14.43
14.04
13.62
11.05
13.61
13.29
12.91
6.81
8.41
8.72
8.69
12.91
2012 2013 2014 1Q'15*
Total Risk-Based Capital
Tier 1 Capital
Tier 1 Leverage
Common Tier 1 Equity
$1.04
$1.67
1Q'10 1Q'15
14.02%
12.91%
Industry
Median

Bankcard Fees
Noninterest Income Highlights – 1Q 2015
Trust & Securities Processing Revenue
Trust & Securities Processing Composition:
Deposit Service Charges
Trust & Securities Processing
Brokerage Fees
($ millions)
Insurance Fees

Source of income: 1Q'15 1Q'14
Institutional Investment Mgmt.
$26.3 $34.5
Asset Servicing
$23.0 $20.9
Bank (inst. & personal asset mgmt.)
$18.0 $16.2
$67.3 $71.6
Excludes ($842k) from Equity Earnings on Alternative Investments, which represents (0.7%) of noninterest income
53.8%
17.2%
12.9%
5.9%
4.9%
3.3%
2.3% 0.5%
$51.7
$54.7
$62.3
$71.6
$67.3
$35.6
Trading & Investment Banking
Other
Gains on Sale of Securities

Noninterest Expense

000's
1Q'15 4Q'14 3Q'14 2Q'14 1Q'14
Salaries and employee benefits
98,537       90,115       90,041       89,532       88,881
Occupancy, net
10,010       10,312       10,475       9,705         9,705
Equipment
14,172       14,618       13,408       12,920       12,663
Supplies, postage and telephone
4,325         5,403         4,817         5,554         4,637
Marketing and business dev
4,618         7,182         6,057         6,307         4,602
Processing fees
12,783       13,496       14,085       14,817       13,651
Legal and consulting
4,378         7,907         4,496         4,632         3,372
Bankcard
4,768         6,812         4,097         4,997         3,688
Amortization of other intangibles
2,755         2,974         3,043         3,074         3,102
Regulatory fees
2,756         2,643         2,577         2,709         2,516
Contingency reserve
-             -             -             5,272         15,000
Other
5,311         5,251         8,365         6,992         10,424
    Total noninterest expense
164,413 $ 166,713 $ 161,461 $ 166,511 $ 172,241 $
Noninterest expense decreased 4.5% to
$164.4MM vs. 1Q’14.
Reduction of $15MM due to contingency
reserve booked in 1Q’14 vs. none in 1Q’15
“Other” noninterest expense decreased
$5.1MM, driven by decreased earn out
liability expense adjustments, partially offset
by acquisition expenses of $790k
Processing fees decreased 6.4% or $868k,
because of lower fees on reduced AUM
levels at Scout
Salary and benefits increased 10.9% year-
over-year
The increase of $1.5MM in equipment
expense is largely related to software
maintenance and amortization expense
Regulatory environment
Cyber security
Modernization due in part to the
anticipated acquisition of MFC
1 Quarter ‘15 Expense Highlights
st

Prairie Capital Management Summary

Select Components of Noninterest Income and Expense Related to PCM
**Represents contingent consideration changes related to the settlement agreement for specific private equity funds.
*Represents contingent consideration changes related to operational performance and hedge fund performance fees.
(unaudited) 1Q'15
Related Component of Noninterest Income – Equity Earnings on Alternative Investments
    Hedge Fund Performance Fees / Investment Returns 15,559 $
    Private Equity Unrealized Gains (or Losses) (857,783)
Equity Earnings on Alternative Investments (842,224) $
Related Component of Noninterest Expense – Other
     Other–Contingent Consideration Expense – PCM Purchase Agreement* (262,802)
     Other–Contingent Consideration Expense – Private Equity Unrealized Gains (or Losses)** (772,005)
Sum of Contingency Reserve and These Subcomponents of Other Noninterest Expense (1,034,807) $

Business Segment Updates

Bank

Net loans grew for the 20 consecutive quarter, increasing by 11.0% year-over-year to
$7.4 billion
Private Banking average loans increased 29.9% to $443.6 million vs. 1Q’14
Trading and investment banking revenue increased by 41.6% vs. 1Q’14, driven by strong fixed-income bond sales and increased municipal underwriting and private placements
UMB was awarded the Greenwich Excellence Award in the Middle Market Banking
Category for Overall Satisfaction, both nationally and in the Midwest
Highlights
th
Bank Segment Results $ in 000s, unaudited
% Change 3 mos Ended % Change
Y/Y December 31, LQ
2015 2014 2014
Net interest income 75,327 $            71,122 $            5.9% 75,862 $            -0.7%
Provision for loan losses 1,600 2,426 -34.0% 1,617 -1.1%
Noninterest income 51,551 47,435 8.7% 42,380 21.6%
Noninterest expense 100,748 107,861 -6.6% 97,070 3.8%
NI before taxes 24,530 8,270 196.6% 19,555 25.4%
Income tax provision 7,344 2,005 266.3% 5,158 42.4%
Net income 17,186 $            6,265 $              174.3% 14,397 $            19.4%
pre-tax profit margin 19.3% 7.0% 16.5%
3 mos Ended
March 31,

44.0%
48.3%
53.3%
52.0%
51.3%
2.1%
2.1%
2.0%
1.8%
1.7%
2.7%
1.6%
1.4%
2.7%
3.4%
27.7%
26.5%
24.0%
25.4%
25.9%
4.5%
3.9%
3.8%
4.4%
4.4%
10.3%
10.5%
9.4%
8.4%
8.4%
6.5%
6.1%
5.2%
4.4%
3.8%
2.2%
1.0%
0.9%
0.9%
1.1%
1Q'11 1Q'12 1Q'13 1Q'14 1Q'15
Bank – Lending

Diverse Loan Book
(Actual Loan Balances at March 31)
$4.7B
$5.1B
$6.0B
$6.8B
$7.5B
Commercial Credit Card
Commercial & Industrial
HELOC
Residential Real Estate Real Estate Construction
Commercial Real Estate
Consumer Credit Card
Consumer Other
5 yr
CAGR
9.9%

Bank – Regional Lending
High Growth Regions
1Q’15 vs. 1Q’14

$4.7B
$5.1B
$6.0B
$6.8B
$7.5B
$111.9
$195.7
$95.6
$129.3
$275.7
$132.4
$181.7
$299.7
$214.4
$200.7
$153.1
$217.5
$70.2
Texas +118% Kansas +12% Arizona +41%
Loans by Region
(Actual Loan Balances at March 31)
Colorado
Kansas City
Arizona
Kansas St. Louis
Greater MO
Oklahoma
Nebraska
Texas
$2,340.3
$2,481.4
$2,874.1
$3,011.2
$3,353.6
$566.8
$699.5
$839.8
$954.5
$999.2
$462.5
$523.0
$621.4
$765.2
$817.5
$498.6
$509.5
$559.8
$625.8
$691.9
$396.5
$394.1
$419.7
$462.0
$517.6
$295.9
$417.9
$373.4
$330.0
1Q'11 1Q'12 1Q'13 1Q'14 1Q'15

25.9%
30.5%
29.7%
33.2% 31.1%
33.0%
32.0%
26.5%
26.7% 24.5%
11.7%
7.6%
8.3%
8.1%
9.0%
4.6%
6.1%
8.1%
8.1%
7.6%
7.2%
6.5%
15.0%
10.9%
12.2%
8.7%
6.3%
6.2%
2.0%
1.7%
6.8%
5.2%
4.4%
3.8%
4.6%
4.1%
4.6%
3.8%
1Q'11 1Q'12 1Q'13 1Q'14 1Q'15
Bank – Deposits

Diverse Sources of Deposits
(Actual Deposits at March 31)
$10.4B
$10.7B
$12.6B
$12.3B
$13.2B
Consumer
Commercial
Asset Servicing
Private Wealth Inst. Asset Mgmt.
Healthcare
IBIS
Small Business
Other
0.8%
1.0%
0.3%
0.2%
5 yr
CAGR
9.9%

$7.6B
$8.8B
$10.2B
$11.6B
$11.7B
$1.09B
$1.18B
$1.23B
$1.40B
$1.42B
Home Equity Lines of Credit
$ in millions
Assets Under Management
$ in millions
Bank – Asset Mgmt. & Home Equity Lending
$5,366
$6,390
$7,044
$7,610
$7,751
$2,035
$2,219
$2,853
$3,603
$3,551
$188
$226
$351
$419
$429
2011 2012 2013 2014 1Q'15
Private Wealth & Institutional Asset Mgmt
Prairie Capital Management Brokerage Assets
$533 $574 $566 $644 $631
$559
$608
$663
$755
$789
2011 2012 2013 2014 1Q'15
Balances Unused Commitments Utilization
48.8% 48.5%
46.1% 46.0%
44.4%

Institutional Investment Management

Scout assets under management now stand at $30.6 billion
Scout has launched five new mutual funds, three new strategies, and one
UCITS in the past five years
Highlights
Institutional Investment Management Segment Results
$ in 000s, unaudited
% Change 3 mos Ended % Change
Y/Y December 31, LQ
2015 2014 2014
Net Interest income 1 $                      (3) $                     133.3% - $
Noninterest income 27,084                34,095                -20.6% 29,212                7.3%
Noninterest expense 17,973                25,889                -30.6% 23,156                22.4%
NI before taxes 9,112                  8,203                  11.1% 6,056                  -50.5%
Income tax provision 2,717                  2,146                  26.6% 1,445                  -88.0%
Net income 6,395 $               6,057 $               5.6% 4,611 $               -38.7%
pre-tax profit margin 33.6% 24.1% 20.7%
3 mos Ended
March 31,

Total AUM
$30.6B $19.7B $23.5B
Institutional Investment Management

$31.2B $31.2B
Equity Mutual Funds Equity Institutional & Other Fixed Income Institutional & Other Fixed Income Mutual Funds
$8.2
$10.4
$12.6
$7.8
$7.2
$0.6
$0.9
$3.2
$2.4
$2.3
$10.3
$11.4
$12.6
$18.1
$18.3
$0.6
$0.8
$2.8
$2.9
$2.8
2011 2012
2013
2014
1Q’15

AUM Drivers
$ in millions
($1,767.0)
$230.7
Total Change
($millions)
$30,627.3
$32,394.3
Total AUM
($millions)
Institutional Investment Management

$996.1
$32,163.5
$550.7 $31,178.1
($570.7) $30,607.4
1Q’15
4Q’14
3Q’14
2Q’14
1Q’14
($331.0)
($1,287.0)
($1,366.6)
($2,314.6)
($1,111.0)
$47.7
$455.4
($645.6)
($166.3)
$447.5
$1,030.6
$908.9
$263.8
$2,976.0
($79.3)
$248.8
$153.4
($18.6)
$55.6
$172.0
- $2,500 - $1,500 - $500 $500 $1,500 $2,500
$3,500
Equity Flows Equity Market Impact Fixed Income Flows Fixed Income Market Impact
($1,111.0)

AUM by Strategy – As of March 31, 2015
Equity Strategies
International
Mid Cap
International ADR
Emerging Markets
Global
Small Cap
Other:

Fixed Income Strategies
Core Plus
Low Duration
Long Duration
Intermediate
Core
Unconstrained
Unconstrained UCITS
Real Return
Equity Fixed Income
Other:
Equity Opportunity
Global Aggregate
55.9%
37.1%
3.7%
2.8%
0.5%
67%
33%
33.0%
27.0%
17.8%
9.9%
5.1%
7.2%

Payment Solutions

Credit and debit card purchase volume grew 11.4% vs. 1Q’14 to $2.3 billion, driving an increase of $1.6 million in interchange revenue year-over-year
HSA deposits and assets grew by 42.8% vs. 1Q’14 to $1.2 billion. HSA deposits have grown to 8.1% of total company deposits at March 31, 2015
Managed deposits in our FDIC sweep programs stood at $30.9 billion, an increase of
30.5% year-over-year and a 5-year compound annual growth rate of 53.5%
Payment Solutions Segment Results $ in 000s, unaudited
% Change 3 mos Ended % Change
Y/Y December 31, LQ
2015 2014 2014
Net interest income 14,033 $                12,388 $               13.3% 14,003 $               0.2%
Provision for loan losses 1,400                     2,074                   -32.5% 1,383                   1.2%
Noninterest income 23,138                  20,219                 14.4% 21,479                  7.7%
Noninterest expense 24,396                  20,948                 16.5% 26,507                  -8.0%
NI before taxes 11,375                  9,585                   18.7% 7,592                   49.8%
Income tax provision 3,406                     2,593                   31.4% 2,029                   67.9%
Net income 7,969 $                 6,992 $                14.0% 5,563 $                 43.3%
pre-tax profit margin 30.6% 29.4% 21.4%
3 mos Ended
March 31,
Highlights

Payment Solutions
Total Card Purchase Volume & Interchange Revenue

Commercial Credit
Consumer Credit
Consumer Debit
Healthcare
Inst. Banking & Investor Services
Interchange ($millions)
$2.3B
$1.3B
$1.6B
$1.8B
$2.1B
1.4%
1.1%
1.0%
1.5%
1.3%
15.7%
14.0% 12.1% 10.2%
8.0%
18.1%
18.1%
17.0%
15.5%
15.1%
25.8%
23.6%
20.7%
18.0% 16.1%
39.0%
43.2%
49.2%
54.8%
59.5%
$15.2
$15.3
$16.6
$16.7
$18.4
1Q '11 1Q '12 1Q '13 1Q '14 1Q '15

Payment Solutions – Healthcare Services

Healthcare Purchase Volume Trends
$millions
* Interchange revenue from Healthcare cards divided by purchase volume on Healthcare cards
16.9%
23.4%
22.7%
32.5%
37.7% 41.0%
29.0%
$512.2
$461.2
$393.8
$350.0
$682.2
$536.4
$448.0
$421.4
$881.3
$748.6
$680.2
$649.1
$1,150.0
$1,152.1
$1,082.9
$1,052.3
$1,393.0
0.36%
0.34%
0.36%
0.28%
0.28%
Virtual Card Volume Other Healthcare Volume Effective Interchange Rate *

$298.4
$399.6
$595.0
$841.7
$1,061.0
$24.9
$30.9
$47.4
$75.8
$92.5
2011 2012 2013 2014 1Q'15
HSA $ Deposits (in millions) HSA $ Assets (in millions)
Payment Solutions – Healthcare Services

Healthcare Deposits and Assets
$millions
$323.3
$430.5
$642.4
$917.5
$1,153.5 Healthcare
provided
8.1% of Total
Avg. Deposits
in 1Q’15

Asset Servicing

Assets Under Administration
$billions
Assets in the IMST increased nearly 74%
and now stand at $12.5 billion compared to
$7.2 billion a year ago
The number of funds serviced grew by 126
in the past 12 months, an increase of 12%
UMB Fund Services was named “Best
Fund Administrator 2015” by Corporate
LiveWire
Highlights
Asset Servicing Segment Results
$ in 000s, unaudited
% Change 3 mos Ended % Change
Y/Y December 31, LQ
2015 2014 2014
Net interest income 997 $        1,938 $       -48.6% 1,049 $           -5.0%
Noninterest income 23,434 21,215 10.5% 22,177 5.7%
Noninterest expense 21,296 17,543 21.4% 19,980 6.6%
NI before taxes 3,135 5,610 -44.1% 3,246 -3.4%
Income tax provision 920 1,511 -39.1% 877 4.9%
Net income 2,215 $     4,099 $       -46.0% 2,369 $           -6.5%
pre-tax profit margin 12.8% 24.2% 14.0%
March 31,
3 mos Ended
$167.7
$202.7

Asset Servicing

Fund Accounting & Administration Alternative Asset Servicing
Custody Transfer Agency
$35.9
$44.1
$63.0
$72.1 $72.0

2011 2012 2013 2014 1Q'15
Assets Under Administration # of Funds Serviced
$24.7
$26.3
$27.9
$31.5
$35.8
467
532
514
579 579
2011 2012 2013 2014 1Q'15
Assets Under Administration # of Funds Serviced
802.4
946.8
1,280.1
1,111.2
1,157.7

349 349
2011 2012 2013 2014 1Q'15
# of Shareholders # of Funds Serviced
$115.6
$54.9
$68.0
$62.4
$63.1
499
443

2011 2012 2013 2014 1Q'15
Assets Under Administration # of Custody Accounts

Strengths We are Leveraging
Diversified
revenue
Growing fee
businesses
Leadership
Success building a smartly
diversified financial services
company
Building scale through
strategic acquisitions
Professional management
teams leading highly engaged
workforce across the footprint

Strength in balance – today and tomorrow. First Quarter 2015 UMB Financial